UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2024
MGM Resorts International
(Exact name of Registrant as Specified in its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGM Resorts International (the “Company”) held its annual meeting of stockholders on May 1, 2024 (the “Annual Meeting”), at which stockholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors

Director	For	Against	Abstain
Barry Diller	167,602,988	13,107,147	469,126
Alexis M. Herman	172,429,178	8,356,984	393,099
William J. Hornbuckle	178,244,469	2,550,749	384,043
Mary Chris Jammet	179,224,565	1,574,090	380,606
Joey Levin	167,961,771	12,834,317	383,173
Rose McKinney-James	175,301,659	5,495,157	382,445
Keith A. Meister	180,306,260	485,635	387,366
Paul Salem	178,587,642	2,126,126	465,493
Jan G. Swartz	179,427,047	1,360,258	391,956
Daniel J. Taylor	171,191,889	9,590,877	396,495
Ben Winston	178,697,639	2,083,432	398,190

Broker Non-Votes: 94,990,613 for each of Mr. Diller, Ms. Herman, Mr. Hornbuckle, Ms. Jammet, Mr. Levin, Ms. McKinney-James, Mr. Meister, Mr. Salem, Ms. Swartz, Mr. Taylor and Mr. Winston.

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of Deloitte & Touche LLP, as the Independent Registered Public Accounting Firm for the year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
264,713,884	11,041,540	414,450

Broker Non-Votes: N/A

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

FOR	AGAINST	ABSTAIN
172,579,931	7,992,804	606,526

Broker Non-Votes: 94,990,613

The foregoing Proposal 3 was approved.

Proposal 4: To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers.

FOR	AGAINST	ABSTAIN
155,326,527	25,288,549	564,185

Broker Non-Votes: 94,990,613

The foregoing Proposal 4 was not approved.

Proposal 5: A stockholder proposal requesting a report to stockholders on risks created by the Company's diversity, equity and inclusion efforts.

FOR	AGAINST	ABSTAIN
3,111,232	174,580,443	3,487,586

Broker Non-Votes: 94,990,613

The foregoing Proposal 5 was not approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: May 3, 2024	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary